UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
         ______________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 3, 2006


                                   KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                           1-11406                            52-1762325
(State or Other            (Commission File Number)                (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                  KADANT INC.


Item 2.02  Results of Operations and Financial Condition.

           On May 3, 2006, Kadant Inc. (the "Company") announced its financial results for the fiscal quarter ended April 1, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99 to this Current Report on Form 8-K.

           The information in this Form 8-K (including Exhibit 99) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibit

           The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed.

           Exhibit
             No.           Description of Exhibit
           -------         ----------------------
             99            Press Release issued by the Company on May 3, 2006.


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                                  KADANT INC.

                                  SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KADANT INC.


Date:  May 3, 2006                           By:    /s/ Thomas M. O'Brien
                                                    ----------------------------
                                                    Thomas M. O'Brien
                                                    Executive Vice President and
                                                      Chief Financial Officer


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